UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 18, 2024
_______________________________________
Mastercard Incorporated
(Exact name of registrant as specified in its charter)
_______________________________________
Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Purchase Street		10577
Purchase,	NY
(Address of principal executive offices)		(Zip Code)
(914)	249-2000
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A common stock	MA	New York Stock Exchange
2.1% Notes due 2027	MA27	New York Stock Exchange
1.0% Notes due 2029	MA29A	New York Stock Exchange
2.5% Notes due 2030	MA30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Holders of Class A common stock at the close of business on April 19, 2024 (the “Record Date”) were entitled to vote at the Annual Meeting of Stockholders held June 18, 2024 (the "Annual Meeting"). A total of 827,992,996 shares of Class A common stock, constituting a quorum, were present or represented by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following individuals to serve on the Board as directors for a one-year term expiring on the date of Mastercard’s 2025 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Merit E. Janow	758,928,091	21,351,067	780,263	46,933,575
Candido Bracher	779,166,549	1,195,728	697,144	46,933,575
Richard K. Davis	758,901,694	21,468,261	689,466	46,933,575
Julius Genachowski	761,203,396	19,145,262	710,763	46,933,575
Choon Phong Goh	732,545,070	47,807,991	706,360	46,933,575
Oki Matsumoto	777,047,292	3,278,646	733,483	46,933,575
Michael Miebach	778,646,488	1,073,328	1,339,605	46,933,575
Youngme Moon	777,536,010	2,816,646	706,765	46,933,575
Rima Qureshi	765,627,632	12,860,678	2,571,111	46,933,575
Gabrielle Sulzberger	764,655,516	15,714,311	689,594	46,933,575
Harit Talwar	777,381,804	2,969,462	708,155	46,933,575
Lance Uggla	776,528,151	3,796,166	735,104	46,933,575
2. The holders of Class A common stock approved Mastercard's executive compensation on an advisory basis:

For	Against	Abstain	Broker Non-Votes
742,872,818	36,415,274	1,771,329	46,933,575

3. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as Mastercard’s independent registered public accounting firm for 2024:

For	Against	Abstain
779,679,292	47,410,751	902,953
4. The holders of Class A common stock did not approve the stockholder proposal requesting transparency in lobbying:

For	Against	Abstain	Broker Non-Votes
198,391,245	578,811,269	3,856,907	46,933,575
5. The holders of Class A common stock did not approve the stockholder proposal requesting a director election resignation bylaw:

For	Against	Abstain	Broker Non-Votes
108,865,836	670,126,119	2,067,466	46,933,575

6. The holders of Class A common stock did not approve the stockholder proposal requesting a congruency report on privacy and human rights:

For	Against	Abstain	Broker Non-Votes
8,282,682	767,845,544	4,931,195	46,933,575

7. The holders of Class A common stock did not approve the stockholder proposal requesting a human rights congruency report:

For	Against	Abstain	Broker Non-Votes
6,224,207	768,631,445	6,203,769	46,933,575

8. The holders of Class A common stock did not approve the stockholder proposal requesting a report on gender-based compensation and benefit gaps:

For	Against	Abstain	Broker Non-Votes
9,197,867	767,445,969	4,415,585	46,933,575

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	June 21, 2024	By:	/s/ Adam Zitter
Adam Zitter
Corporate Secretary

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